SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 28, 2003
Date of report (Date of earliest event reported)

PepsiAmericas, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15019	13-6167838
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Dain Rauscher Plaza
60 South Sixth Street
Minneapolis, Minnesota 55402
(Address of Principal Executive Offices, including Zip Code)

(612) 661-3883

(Registrant’s Telephone Number, including Area Code)

ITEM 5.  OTHER EVENTS.

                On January 28, 2003, PepsiAmericas, Inc. publicly announced its earnings for the fourth quarter and fiscal year ended December 28, 2002. For further information, please refer to the earnings release attached hereto as Exhibit 99, which is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  Exhibits.

Exhibit 99                                             Earnings release for the fourth quarter and fiscal year ended December 28, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2003	PepsiAmericas, Inc.

	By:	/s/ G. Michael Durkin, Jr.
G. Michael Durkin, Jr.
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit 99               Earnings release for the fourth quarter and fiscal year ended December 28, 2002.